UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 17, 2009

Date of earliest event reported: August 12, 2009

Flotek Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2930 W. Sam Houston Pkwy N., Suite 300 Houston, Texas	77043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 849-9911

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

On August 12, 2009, Flotek Industries, Inc. (the “Company”) closed its previously announced private placement transaction with certain accredited investors, pursuant to which such investors purchased an aggregate of 16,000 units (the “Units”) at a purchase price of $1,000 per Unit, yielding aggregate gross proceeds to the Company of $16,000,000. Each Unit is comprised of (i) one share of cumulative redeemable convertible preferred stock of the Company (the “Preferred Stock”), (ii) warrants to purchase up to 155 shares of common stock of the Company (the “Common Stock”) at an exercise price of $2.31 per share (the “Exercisable Warrants”) and (iii) contingent warrants to purchase up to 500 shares of Common Stock of the Company at an exercise price of $2.45 per share (the “Contingent Warrants” and together with the Exercisable Warrants, the “Warrants”). The Company intends to use the net proceeds to repay indebtedness outstanding under its bank credit facility and for general corporate purposes. The terms of the conversion of the Preferred Stock and exercise of the Warrants are described in Item 1.01 of the Company’s Current Report on Form 8-K dated August 12, 2009, and such information is incorporated into this Item 3.02 by reference.

The offer and sale of the securities was made in reliance on an exemption from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and Regulation D promulgated thereunder.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In anticipation of the closing of the private placement transaction with certain accredited investors, on August 11, 2009, the Company filed with the Delaware Secretary of State a Certificate of Designations of Series A Cumulative Convertible Preferred Stock which set forth the terms of the Preferred Stock. The terms of the Preferred Stock are described in Item 1.01 of the Company’s Current Report on Form 8-K dated August 12, 2009, and such information is incorporated into this Item 5.03 by reference.

Item 8.01.	Other Events.

As described above, the Company closed its previously announced private placement of Preferred Stock and Warrants on August 12, 2009. A copy of the press release announcing the closing of the private placement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Certificate of Designations of Series A Cumulative Convertible Preferred Stock
4.1	Form of Exercisable Warrant
4.2	Form of Contingent Warrant
99.1	Press Release regarding closing of private placement dated as of August 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: August 17, 2009	By:	/s/ Jesse E. Neyman
Jesse E. Neyman
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Designations of Series A Cumulative Convertible Preferred Stock
4.1	Form of Exercisable Warrant
4.2	Form of Contingent Warrant
99.1	Press Release regarding closing of private placement dated as of August 13, 2009